                                                                   Exhibit 99.10

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

---------------------------------------------
CASE NAME: Flight One Logistics, Inc.             ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42069-BJH                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE:  Barbara J. Houser
---------------------------------------------

                   UNITED STATES BANKRUPTCY COURT

                     NORTHERN DISTRICT OF TEXAS

                           SIXTH DIVISION

                      MONTHLY OPERATING REPORT

                    MONTH ENDING: AUGUST 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                      Chief Financial Officer
----------------------------------------      ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                               9/20/2001
----------------------------------------      ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:

/s/ Jessica L. Wilson                               Chief Accounting Officer
----------------------------------------      ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

Jessica L. Wilson                                         9/20/2001
----------------------------------------      ----------------------------------
PRINTED NAME OF PREPARER                                    DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     --------------------------------------------
     CASE NAME: Flight One Logistics, Inc.                   ACCRUAL BASIS-1
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
     --------------------------------------------

------------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE                  MONTH                   MONTH                    MONTH
                                                             -----------------------------------------------------------------------
ASSETS                                      AMOUNT                 July 2001               August 2001
------------------------------------------------------------------------------------------------------------------------------------
1.        UNRESTRICTED  CASH                                               $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
2.        RESTRICTED  CASH                                                 $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
3.        TOTAL  CASH                                $     0               $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
4.        ACCOUNTS  RECEIVABLE  (NET)                                      $20,742                 $20,742                 $     0
------------------------------------------------------------------------------------------------------------------------------------
5.        INVENTORY                                                        $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
6.        NOTES  RECEIVABLE                                                $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
7.        PREPAID  EXPENSES                                                $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
8.        OTHER  (ATTACH  LIST)                      $39,149               $   194                 $   194                 $     0
------------------------------------------------------------------------------------------------------------------------------------
9.        TOTAL  CURRENT  ASSETS                     $39,149               $20,936                 $20,936                 $     0
------------------------------------------------------------------------------------------------------------------------------------
10.       PROPERTY,  PLANT  &  EQUIPMENT                                   $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
11.       LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION                                         $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
12.       NET  PROPERTY,  PLANT  &
          EQUIPMENT                                  $     0               $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
13.       DUE FROM INSIDERS                                                $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
14.       OTHER  ASSETS  -  NET  OF
          AMORTIZATION  (ATTACH  LIST)                                     $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
15.       OTHER (ATTACH LIST)                                              $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL ASSETS                               $39,149               $20,936                 $20,936                 $     0
------------------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17.       ACCOUNTS  PAYABLE                                                $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
18.       TAXES  PAYABLE                                                   $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
19.       NOTES  PAYABLE                                                   $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
20.       PROFESSIONAL  FEES                                               $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
21.       SECURED  DEBT                                                    $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
22.       OTHER  (ATTACH  LIST)                                            $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
23.       TOTAL  POSTPETITION
          LIABILITIES                                                      $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24.       SECURED  DEBT                                                    $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
25.       PRIORITY  DEBT                                                   $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
26.       UNSECURED  DEBT                                                 ($16,740)               ($16,740)                $     0
------------------------------------------------------------------------------------------------------------------------------------
27.       OTHER (ATTACH LIST)                                              $     0                 $     0                 $     0
------------------------------------------------------------------------------------------------------------------------------------
28.       TOTAL  PREPETITION  LIABILITIES            $     0              ($16,740)               ($16,740)                $     0
------------------------------------------------------------------------------------------------------------------------------------
29.       TOTAL LIABILITIES                          $     0              ($16,740)               ($16,740)                $     0
------------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30.       PREPETITION  OWNERS'  EQUITY                                     $38,956                 $38,956                 $     0
------------------------------------------------------------------------------------------------------------------------------------
31.       POSTPETITION  CUMULATIVE
          PROFIT  OR  (LOSS)                                              ($ 1,280)               ($ 1,280)                $     0
------------------------------------------------------------------------------------------------------------------------------------
32.       DIRECT  CHARGES  TO  EQUITY
          (ATTACH  EXPLANATION)                                                                                            $     0
------------------------------------------------------------------------------------------------------------------------------------
33.       TOTAL  EQUITY                              $     0               $37,676                 $37,676                 $     0
------------------------------------------------------------------------------------------------------------------------------------
34.       TOTAL  LIABILITIES  &
          OWNERS'  EQUITY                            $     0               $20,936                 $20,936                 $     0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: Flight One Logistics, Inc.                ACCRUAL BASIS-2
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
------------------------------------------------

----------------------------------------
INCOME STATEMENT
-------------------------------------------------------------------------------------------------------------------
                                                 MONTH            MONTH              MONTH           QUARTER
                                          --------------------------------------------------------
REVENUES                                       July 2001        August 2001                           TOTAL
---------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                             $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
2.  LESS:  RETURNS & DISCOUNTS                 $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                   $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                               $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                            $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                   $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                               $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER COMPENSATION             $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                        $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                   $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                               $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                        $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                   $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                           $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)           $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)          $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                           $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                   $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                               $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                        $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                          $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                          $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                        $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES              $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
27. INCOME TAX                                 $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                          $      0         $         0         $     0          $     0
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-----------------------------------------------
CASE NAME: Flight One Logistics, Inc.                ACCRUAL BASIS-3
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
-----------------------------------------------

----------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                    MONTH          MONTH            MONTH              QUARTER
                                             -------------------------------------------------------
DISBURSEMENTS                                      July 2001     August 2001                             TOTAL
------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                      $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                     $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                    $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                   $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                       $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                 $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                 $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                            $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                   $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                 $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                           $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                    $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                             $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                  $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES                      $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                      $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                      $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                            $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                               $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                         $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                  $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                          $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                       $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                    $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                            $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                  $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                              $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                              $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                            $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                  $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                            $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                  $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                            $    0            $    0         $   0               $   0
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
---------------------------------------------
CASE NAME: Flight One Logistics, Inc.              ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE                 MONTH                MONTH              MONTH
                                                            --------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                   AMOUNT                July 2001           August 2001
--------------------------------------------------------------------------------------------------------------------
1.  0-30                                                           $     0              $     0              $0
--------------------------------------------------------------------------------------------------------------------
2.  31-60                                                          $     0              $     0              $0
--------------------------------------------------------------------------------------------------------------------
3.  61-90                                                          $     0              $     0              $0
--------------------------------------------------------------------------------------------------------------------
4.  91+                                                            $20,742              $20,742              $0
--------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE              $0                      $20,742              $20,742              $0
--------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                $     0              $     0              $0
--------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)              $0                      $20,742              $20,742              $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                     MONTH:       August 2001
                                                                                       -----------------------------
--------------------------------------------------------------------------------------------------------------------
                                    0-30             31-60             61-90             91+
TAXES PAYABLE                       DAYS             DAYS              DAYS             DAYS             TOTAL
--------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                          $0               $0                $0               $0               $0
--------------------------------------------------------------------------------------------------------------------
2.  STATE                            $0               $0                $0               $0               $0
--------------------------------------------------------------------------------------------------------------------
3.  LOCAL                            $0               $0                $0               $0               $0
--------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)              $0               $0                $0               $0               $0
--------------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE              $0               $0                $0               $0               $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                 $0               $0                $0               $0               $0
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------

STATUS OF POSTPETITION TAXES                                              MONTH:       August 2001
                                                                                     -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING          AMOUNT                            ENDING
                                                      TAX           WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*        0R ACCRUED          PAID           LIABILITY
--------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                      $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                    $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                    $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                       $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
5.  INCOME                                             $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                        $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
9.  SALES                                              $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
10. EXCISE                                             $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                       $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                      $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                  $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                        $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-------------------------------------------
CASE NAME: Flight One Logistics, Inc.             ACCRUAL BASIS-5
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
-------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                    MONTH:  August 2001
                                                    ----------------------------
-------------------------------------------------
BANK RECONCILIATIONS
                                                    Account #1              Account #2       Account #3
--------------------------------------------------------------------------------------------------------------------------------
A.           BANK:                                     N/A
-------------------------------------------------
B.           ACCOUNT NUMBER:                           N/A                                                      TOTAL
-------------------------------------------------
C.           PURPOSE (TYPE):                           N/A
--------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE PER BANK STATEMENT                         $0
--------------------------------------------------------------------------------------------------------------------------------
2.        ADD: TOTAL DEPOSITS NOT CREDITED                   $0
--------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT: OUTSTANDING CHECKS                       $0
--------------------------------------------------------------------------------------------------------------------------------
4.        OTHER RECONCILING ITEMS                            $0
--------------------------------------------------------------------------------------------------------------------------------
5.        MONTH END BALANCE PER BOOKS                        $0                     $0               $0                $0
--------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                   DATE OF           TYPE OF               PURCHASE                 CURRENT
BANK, ACCOUNT NAME & NUMBER                       PURCHASE          INSTRUMENT               PRICE                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.        N/A
------------------------------------------------------------------------------------------------------------------------------------
8.        N/A
------------------------------------------------------------------------------------------------------------------------------------
9.        N/A
------------------------------------------------------------------------------------------------------------------------------------
10.       N/A
------------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL INVESTMENTS                                                                              $0                      $0
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                                       $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL CASH - END OF MONTH                                                                                              $0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

----------------------------------------------
CASE NAME: Flight One Logistics, Inc.              ACCRUAL BASIS-6
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
----------------------------------------------



                                                       MONTH:        August 2001
                                                       -------------------------

--------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------
                                        INSIDERS
-----------------------------------------------------------------------------------------
                                    TYPE OF              AMOUNT          TOTAL PAID
                NAME                PAYMENT               PAID            TO DATE
-----------------------------------------------------------------------------------------
1.     N/A
-----------------------------------------------------------------------------------------
2.     N/A
-----------------------------------------------------------------------------------------
3.     N/A
-----------------------------------------------------------------------------------------
4.     N/A
-----------------------------------------------------------------------------------------
5.     N/A
-----------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                                         $0                $0
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                   DATE OF COURT                                                                       TOTAL
                                 ORDER AUTHORIZING         AMOUNT               AMOUNT          TOTAL PAID           INCURRED
                     NAME             PAYMENT             APPROVED               PAID             TO DATE           & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1.     N/A
------------------------------------------------------------------------------------------------------------------------------------
2.     N/A
------------------------------------------------------------------------------------------------------------------------------------
3.     N/A
------------------------------------------------------------------------------------------------------------------------------------
4.     N/A
------------------------------------------------------------------------------------------------------------------------------------
5.     N/A
------------------------------------------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO PROFESSIONALS                                         $0                   $0                $0                  $0
------------------------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED            AMOUNTS
                                                                MONTHLY               PAID                TOTAL
                                                               PAYMENTS              DURING              UNPAID
                    NAME OF CREDITOR                              DUE                MONTH            POSTPETITION
-----------------------------------------------------------------------------------------------------------------------
1.     N/A
-----------------------------------------------------------------------------------------------------------------------
2.     N/A
-----------------------------------------------------------------------------------------------------------------------
3.     N/A
-----------------------------------------------------------------------------------------------------------------------
4.     N/A
-----------------------------------------------------------------------------------------------------------------------
5.     N/A
-----------------------------------------------------------------------------------------------------------------------
6.     TOTAL                                                               $0                   $0                  $0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
---------------------------------------
CASE NAME: Flight One Logistics, Inc.             ACCRUAL BASIS-7
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
---------------------------------------
                                                   MONTH:  August 2001
                                                          ---------------------

---------------------------------------------------
QUESTIONNAIRE

---------------------------------------------------------------------------------------------------------
                                                                                YES            NO
---------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
---------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                 X
---------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                                           X
---------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                                                     X
---------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                                     X
---------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                               X
---------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                                                  X
---------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                           X
---------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE ?                                                X
---------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                                                X
---------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                                          X
---------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                            X
---------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------
                                                                                YES            NO
---------------------------------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                                   X
---------------------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X
---------------------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
This is a non-operating entity. There are no assets or employees with which to cover with insurance.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                             INSTALLMENT  PAYMENTS
---------------------------------------------------------------------------------------------------------
         TYPE OF                                                                PAYMENT AMOUNT
          POLICY       CARRIER               PERIOD COVERED                      & FREQUENCY
---------------------------------------------------------------------------------------------------------
    N/A
---------------------------------------------------------------------------------------------------------
    N/A
---------------------------------------------------------------------------------------------------------
    N/A
---------------------------------------------------------------------------------------------------------
    N/A
---------------------------------------------------------------------------------------------------------
    N/A
---------------------------------------------------------------------------------------------------------
    N/A
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------
CASE NAME: Flight One Logistics, Inc.              FOOTNOTES SUPPLEMENT
-------------------------------------------------

-------------------------------------------------
CASE NUMBER: 400-42069-BJH                             ACCRUAL BASIS
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                                             MONTH:      August 2001
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
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     ACCRUAL BASIS                LINE
     FORM NUMBER                 NUMBER                  FOOTNOTE/EXPLANATION
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
           6                                      All Professional fees related to the Reorganization of the
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                                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
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                                                  Company). Refer to Case # 400-42141
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          General                                 This is a non-operating Company.
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           4                       6              All assessments of uncollectible accounts receivable are done
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                                                  at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
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                                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries
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                                                  as deemed necessary.
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           3                       28             All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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
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

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                               August 2001


8.    OTHER (ATTACH LIST)                     $          194 Reported
                                              ---------------
           Intercompany Receivables                      194 Detail
                                              ---------------
                                                           - Difference